EXHIBIT 10(a)

Consent of Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-185574 under the Securities Act of 1933 and Amendment No. 94 to the Registration Statement on Form N-4, File No. 811-08750 under the Securities Act of 1940 of Separate Account VA BNY of our report dated April 24, 2015 relating to the financial statements of Separate Account VA BNY and to the use of our report dated April 29, 2015 with respect to the financial statements of Transamerica Financial Life Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Chicago, Illinois

April 29, 2015

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated February 6, 2015, with respect to the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company, (2) dated April 25, 2014, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company and (3) dated April 25, 2014, with respect to the financial statements of the subaccounts of Separate Account VA BNY and Separate Account VA B, included in Post-Effective Amendment No. 6 to the Registration Statement (Form N-4, No. 333-185574) and related Prospectus of Transamerica Variable Annuity Series and Partners Variable Annuity Series.

/s/ Ernst & Young LLP

Des Moines, IA

April 29, 2015